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                                                                    Exhibit 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
mindwrap, inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

McLean, Virginia
May 23, 2000